CYNERGISTEK INC
27271 LAS RAMBLAS, SUITE 200
MISSION VIEJO, CA 92691

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, June 4, 2019

NAME
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Control #: XXXXXXXXXX

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, CYNERGISTEK INC has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The Board of Directors recommend a vote FOR the Election of Directors, FOR proposals 2, "3 Years" on Proposal 3.

1. ELECTION OF DIRECTORS

1. JOHN D. ABOUCHAR	2. DREXEL DEFORD JR	3. JUDY F. KRANDEL
4. MICHAEL MCMILLAN	5. THERESA MEADOWS	6. MARK ROBERSON

2. APPROVAL, BY NON-BINDING VOTE, OF EXECUTIVE COMPENSATION.
3. RECOMMENDATION, BY NON-BINDING VOTE, ON THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES.
4. RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: **www.colonialstock.com/cynergistek2018**

HOW TO VOTE

BY INTERNET www.colonialstock.com/cynergistek2018
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	June 04, 2019 3:00 PM CT
Meeting Location:	CYNERGISTEK INC 11940 JOLLYVILLE RD, STE 300N AUSTIN, TX 78759

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: May 25, 2019

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/cynergistek2018
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 04, 2019

CYNERGISTEK, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 09, 2019
Date: June 04, 2019 **Time:** 3:00 PM CST
Location: 11940 JOLLYVILLE RD, STE 300N
AUSTIN, TX 78759

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 John D. Abouchar 02 Drexel DeFord Jr. 03 Judy F. Krandel 04 Michael McMillan 05 Theresa Meadows
06 Mark Roberson

The Board of Directors recommends you vote FOR the following proposal(s):

2 Approval, by non-binding vote, of executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

3 Recommendation, by non-binding vote, on the frequency of executive compensation votes.

The Board of Directors recommends you vote FOR the following proposal(s):

4 Ratification of the appointment of Haskell & White LLP as the Company's independent registered public accounting firm.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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